UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 30, 2008

EQUITY RESIDENTIAL

(Exact name of registrant as specified in its charter)

Maryland	1-12252	13-3675988
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Two North Riverside Plaza
Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (312) 474-1300

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

Equity Residential (the “Company”) is re-issuing in an updated format its historical financial statements to satisfy SEC requirements as they relate to Statement of Financial Accounting Standards (“SFAS”) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets.

In compliance with the provisions of SFAS No. 144, the results of operations of the Company’s consolidated properties that were sold during the first quarter of 2008 were reported as a component of discontinued operations for each period presented (including the comparable period of the prior year) in the Company’s first quarter 2008 quarterly report on Form 10-Q filed with the SEC on May 8, 2008.  Under SEC requirements, the same reclassification as discontinued operations is required for previously issued annual financial statements for each of the three years shown in the Company’s most recent annual report on Form 10-K, if those financial statements are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the sale date.

The aforementioned reclassification has no effect on the Company’s previously reported net income, net income available to Common Shares, funds from operations (“FFO”) or FFO available to Common Shares and OP Units.

This report on Form 8-K updates Items 6, 7, 8 and 15 (Exhibit 12 only) of the Company’s annual report on Form 10-K for the year ended December 31, 2007 to reclassify those properties sold during the first quarter of 2008 as a component of discontinued operations for each period presented in the annual report.  Exhibit 12 also reflects certain interim information for the quarter ended March 31, 2008 and 2007, respectively.  All other items of the Company’s Form 10-K remain unchanged.  No attempt has been made to update matters in the Form 10-K except to the extent expressly provided above.

ITEM 9.01 Financial Statements and Exhibits

Exhibit
Number	Exhibit
12	Computation of Ratio of Earnings to Combined Fixed Charges
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Form 10-K, Item 6. Selected Financial Data
Form 10-K, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Form 10-K, Item 8. Financial Statements and Supplementary Data

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY RESIDENTIAL

Date:	May 30, 2008	By:	/s/ Mark J. Parrell

		Name:	Mark J. Parrell
		Its:	Executive Vice President and
Chief Financial Officer

Date:	May 30, 2008	By:	/s/ Ian S. Kaufman

		Name:	Ian S. Kaufman
		Its:	First Vice President and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit
12	Computation of Ratio of Earnings to Combined Fixed Charges
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Form 10-K, Item 6. Selected Financial Data
Form 10-K, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Form 10-K, Item 8. Financial Statements and Supplementary Data